SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2001


                             ENERGY EAST CORPORATION
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


                1-14766                                14-1798693
         (Commission File No.)              (IRS Employer Identification No.)

                                  P.O Box 12904
                              Albany, NY 12212-2904
          (Address of principal executive offices, including ZIP code)



                                 (518) 434-3049
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On February 20, 2001, Energy East Corporation ("Energy East") and RGS Energy Group, Inc. ("RGS") announced that they have entered into an Agreement and Plan of Merger, dated as of February 16, 2001 (the "Merger Agreement"), pursuant to which RGS will merge with and into a wholly owned subsidiary of Energy East.

            Copies of the Merger Agreement and press release announcing this transaction are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

Certain Information Concerning Participants

            Energy East and certain other persons named below may be deemed to be participants in the solicitation of proxies of Energy East's stockholders to approve the issuance of Energy East's common stock.

            The participants in the solicitation may include the directors of Energy East: Richard Aurelio, James A. Carrigg, Alison P. Casarett, Joseph J. Castiglia, Lois B. DeFleur, Paul L. Gioia, David M. Jagger, John M. Keeler, Ben E. Lynch, Peter J. Moynihan, Walter G. Rich Michael W. Tomasso and Wesley
W. von Schack; the following executive officers of Energy East: Wesley W. von Schack (Chairman, President and Chief Executive Officer), Kenneth M. Jasinski (Executive Vice President, General Counsel and Secretary), Michael I. German (Senior Vice President), Robert D. Kump (Vice President and Treasurer) and Robert E. Rude (Vice President and Controller); and the following other employees of Energy East: Thorn C. Dickinson (Manager-Investor Relations) and Angela M. Sparks (Vice President, Government Affairs). As of the date of this communication, none of the foregoing participants individually beneficially owns in excess of 2% of Energy East's common stock, or in the aggregate in excess of 2% of Energy East's common stock.

            Except as disclosed above, to the knowledge of Energy East, none of the directors, executive officers or other employees of Energy East named above has any interest, direct or indirect, by security holding or otherwise in Energy East.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

            2.1 Agreement and Plan of Merger, dated as of February 16, 2001, by and among RGS Energy Group, Inc., Energy East Corporation and Eagle Merger Corp.

            99.1  Press Release, dated February 20, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 20, 2001

                                    ENERGY EAST CORPORATION



                                    By:   /s/ Kenneth M. Jasinski
                                         ----------------------------------
                                    Name:  Kenneth M. Jasinski
                                    Title: Executive Vice President, General
                                           Counsel and Secretary

                                    EXHIBIT LIST
  Exhibit                          Description
    No.                            -----------
    ---

     2.1 Agreement and Plan of Merger, dated as of February 16, 2001, by and among RGS Energy Group, Inc., Energy East Corporation and Eagle Merger Corp.
    99.1     Press Release, dated February 20, 2001.